TAXES ON INCOME	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 9:	TAXES ON INCOME

a.	Israeli income taxes:

1.	Measurement of taxable income:

The Company has elected to measure its taxable income and file its tax return under the Israeli Income Tax Regulations (Principles Regarding the Management of Books of Account of Foreign Invested Companies and Certain Partnerships and the Determination of Their Taxable Income), 1986. Accordingly, results for tax purposes are measured in terms of earnings in dollars.

2.	The Law for the Encouragement of Capital Investments, 1959 ("the Investment Law"):

In 1990, the production facilities of the Company were granted the status of an "Approved Enterprise" under the Investment Law. In 1991, 1999, 2000, expansion programs were granted the status of "Approved Enterprise" (established plan). According to the provisions of the Law, the Company has elected the alternative package of benefits - and has waived Government grants in return for tax benefits.

According to the provisions of the Investment Law, the Company's income is tax-exempt for a period of two years commencing with the year it first earns taxable income, and subject to corporate taxes at the reduced rate of 10% to 25%, for an additional period of five to eight years depending upon the level of foreign ownership of the Company.

On April 1, 2005, an amendment to the Investment Law came into effect ("the Amendment") and has significantly changed the provisions of the Investment Law. The Amendment limits the scope of enterprises which may be approved by the Investment Center by setting criteria for the approval of a facility as a "Benefited Enterprise", such as provisions generally requiring that at least 25% of the "Benefited Enterprise's" income will be derived from export. Additionally, the Amendment enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies no longer require Investment Center approval in order to qualify for tax benefits.

However, the Amendment provides that terms and benefits included in any letter of approval already granted will remain subject to the provisions of the Investment Law as they were on the date of such approval. Therefore, investment programs that obtained approval for Approved Enterprise status prior to enactment of the Amendment will continue to be subject to the old provisions of the Investment Law.

The period of tax benefits for a new Benefited Enterprise commences in the "Year of Commencement," which is the later of: (1) the year in which taxable income is first generated by the Company, or (2) the year of election.

The entitlement to the above benefits is contingent upon the fulfillment of the conditions stipulated in the Amendment and regulations published there under. In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, including interest and linked to changes in the Israeli CPI. As of December 31, 2016, the Company believes that it is meeting the aforementioned conditions.

The Company elected 2009 as a year of election under the Amendment. The Amendment entitles the Company to a corporate tax exemption for a period of two years and to a reduced corporate tax rate of 10% - 25% (based on the percentage of foreign ownership) for an additional period up to eight years from the first year it has taxable income.

If the Company pays a dividend out of income derived from the Approved and Benefited Enterprise during the tax exemption period, it will be subject to corporate tax in respect of the gross amount distributed, including any taxes thereon, at the rate which would have been applicable had it not enjoyed the alternative benefits, generally 10% - 25%, depending on the percentage of the Company's Ordinary shares held by foreign shareholders.

As of December 31, 2016, the accumulated deficit of the Company does not include tax-exempt profits earned by the Company's "Approved Enterprise" and "Benefited Enterprise".

Income from sources other than the Approved and Benefited Enterprises during the benefit period will be subject to tax at the regular corporate tax rate.

In January 2011, the Israeli Parliament (the Knesset) passed the Law for Economic Policy for 2011 and 2012 (Amended Legislation), 2011, which prescribes, among others, for amendment of the Investment Law. The amendment became effective as of January 1, 2011. According to the amendment, the benefit tracks in the Investment Law were cancelled and a flat tax rate would apply to the Company's entire preferred income. The Company will be able to opt to apply the amendment (the waiver is non-recourse) and from then the uniform corporate tax rate will be 7 % in areas in Israel designated as development zone A and 12.5% elsewhere in Israel during 2013, 9% in development zone A and 16% elsewhere in Israel, respectively, in 2014.

A dividend distributed from income which is attributed to a Preferred Enterprise/Special Preferred Enterprise will be subject to withholding tax at source at the following rates: (i) Israeli resident corporation - 0%, (ii) Israeli resident individual – 15% in 2013 and 20% as of 2014 (iii) non-Israeli resident - 15% in 2013 and 20% as of 2014 subject to a reduced tax rate under the provisions of an applicable double tax treaty.

The Company may choose not to apply the above amendment, in which case the Company will remain subject to the Investment Law as in effect prior to the 2011 amendment until the expiration of the Company's current investment programs. The Company is examining the possible effect of the amendment on the financial statements, if at all.

In December 2016, a proposed amendment (Amendment 73) was suggested with a special tax track for technological enterprises, which are subject to rules that are to be issued by the minister of Finance in the near future. Once it has been added to the tax laws, the Company will consider its effect.

3.         Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

Under the Industry Encouragement Law, an "Industrial Company" is defined as a company resident in Israel, at least 90% of the income of which, in any tax year, exclusive of income from government loans, capital gains, interest and dividends, is derived from an "Industrial Enterprise" owned by it.  An "Industrial Enterprise" is defined as an enterprise, located in Israel, owned by an Industrial Company, whose major activity in a given tax year is industrial production activity. The Company believes it meets all the criteria to be classified as an "industrial company", as defined by the Industry Encouragement Law and, as such, is entitled to certain tax benefits, mainly accelerated depreciation of machinery and equipment, as prescribed by regulations published under the Inflationary Adjustments Law, the right to claim public issuance expenses and amortization of patents and other intangible property rights as a deduction for tax purposes.

4.         Corporate tax rates:

Israeli companies are generally subject to corporate tax on their taxable income. As of 2016, the corporate tax rate is 25% (in 2014 and 2015, the corporate tax rate was 26.5%). In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which reduces the corporate income tax rate to 24% (instead of 25%) effective from January 1, 2017 and to 23% effective from January 1, 2018.

5.	According to section 145 of the Israeli Tax Ordinance the Company's tax assessments till and include the year 2011 are considered as final assessments.

b.	Carryforward losses:

As of December 31, 2016, Top Image Systems Ltd. has accumulated carryforward losses and capital losses in the amount of $ 16,300 and $ 1,892, respectively. The losses can be carryforward against relevant taxable income for an indefinite period. As of December 31, 2015, the Company fully depreciated its deferred tax assets for its carry forward net operating losses in Israel.

As of December 31, 2016, the subsidiaries had operating losses carryforwards for tax purposes in the amount of $ 26,906.

As of December 31, 2016, the U.S. subsidiaries had U.S. Federal and State net operating losses carryforwards of approximately $ 22,023, which can be carried forward and offset against taxable income for 5 to 18 years. Utilization of U.S. net operating losses may be subject to substantial annual limitations due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state law provisions. As a result, the Company's management believes that annual limitations may result in the expiration of net operating losses before utilization.

Operating losses carryforwards of its subsidiaries in Singapore, Japan and UK in the total amount of $ 2,809, $ 2,074 and $ 0, respectively, as of December 31, 2016, can be carried forward indefinitely since the Company does not expect to utilize them in the near future.

c.	Non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective domiciles of residence. The Company has not made any provisions relating to undistributed earnings of the Company's foreign subsidiaries since the Company has no current plans to distribute such earnings. If earnings are distributed to Israel in the form of dividends or otherwise, the Company may be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes.

d.	Loss before taxes on income is comprised as follows:

	Year ended December 31,
	2014	2015	2016

Domestic	$(6,343)	$(5,453)	$(6,012)
Foreign	1,422	(1,608)	(700)

	$(4,921)	$(7,061)	$(6,712)

e.	Taxes on income (expenses) are comprised as follows:

	Year ended December 31,
	2014	2015	2016

Current taxes	$(496)	$(194)	$115
Deferred taxes	(56)	(1,021)	-

	$(552)	$(1,215)	$115

Domestic	$(166)	$(1,268)	$-
Foreign	(386)	53	115

	$(552)	$(1,215)	$115

f.	Deferred taxes:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets are as follows:

	December 31,
	2015	2016

Carryforward losses	$12,899	$12,859
Research and development expenses	712	547
Accrued severance pay	52	46
Accrued vacation pay	33	28

Deferred tax assets before valuation allowance	13,696	13,480

Deferred tax liability:
Intangible assets	(1,922)	(1,377)
Deferred revenues	(46)	(62)

Deferred tax liabilities before valuation allowance	(1,968)	(1,439)

Net deferred tax assets before valuation allowance	11,728	12,041

Valuation allowance	(11,728)	(12,041)

Net deferred tax assets	$-	$-

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible and net operating losses are utilized.

During the year ended December 31, 2015, the Company recorded a full valuation allowance on its deferred tax assets, since it assessed that the deferred tax assets will not be realized during that period.

Based on a consideration of these factors, the Company has established a valuation allowance of $ 11,728 and $ 12,041 at December 31, 2015 and 2016, respectively.

The Company does not have a provision for Israeli income taxes on the undistributed earnings of its international subsidiaries since the Company intends to indefinitely reinvest these earnings outside Israel.

g.	Reconciliation of the theoretical tax expenses:

The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowances in respect of deferred taxes relating to accumulated net operating losses carried forward among the various subsidiaries worldwide due to the uncertainty of the realization of such deferred taxes, the effect of the "Approved Enterprise" and undetectable expenses related to option expenses and other equity benefits.

h.	A reconciliation of the beginning and ending amounts of unrecognized tax benefits in the year ended December 31, 2015 and 2016 are as follows:

Gross unrecognized tax benefits as of January 1, 2015	$213
Deduction of unrecognized tax benefits	(213)

Gross unrecognized tax benefits as of December 31, 2015	-

Gross unrecognized tax benefits as of January 1, 2016	-
Increase in tax provisions prior years	261
Increase in tax provisions current year	54

Gross unrecognized tax benefits as of December 31, 2016	315

As of December 31, 2016 there was $315 of unrecognized income tax benefits that, if recognized, would impact the effective tax rate in the period in which each of the benefits is recognized. The Company includes interest and penalties related to unrecognized tax benefits within the provision for income taxes on the consolidated statements of operations. The total amount of penalties and interest is approximately $57 as of December 31, 2016.